UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2008

PSS WORLD MEDICAL, INC.

(Exact name of Registrant as specified in its charter)

Commission File Number: 0-23832

Florida	59-2280364
(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification Number)

4345 Southpoint Blvd.
Jacksonville, Florida	32216
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	(904) 332-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 8, 2008, the Company sold an additional $30 million aggregate principal amount of 3.125% Convertible Senior Notes due 2014 (the “Notes”) to Goldman, Sachs & Co. (the “Initial Purchaser”) upon the exercise in full by the Initial Purchaser of its option to purchase additional Notes, pursuant to the Purchase Agreement, dated July 29, 2008, between the Company and the Initial Purchaser. The Purchase Agreement was previously described in the Company’s Current Report on Form 8-K filed on July 31, 2008.

The Notes are governed by an indenture, dated August 4, 2008, between the Company and U.S. Bank National Association, as trustee (the “Indenture”). The descriptions of the Notes and the Indenture were previously included under Part II. Item 5. Other Information in the Company’s Quarterly Report on Form 10-Q filed on August 6, 2008, and are incorporated herein by reference.

The Notes and the shares of the Company’s common stock, par value $0.01 per share, issuable in certain circumstances upon conversion of the Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Company offered and sold the Notes to the Initial Purchaser in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Initial Purchaser is initially offering the Notes to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act.

In connection with the closing of the sale of the additional Notes to the Initial Purchaser, on August 8, 2008, the Company also sold to the Initial Purchaser additional warrants to acquire, subject to anti-dilution adjustments, 1,414,026 shares of the Company’s common stock at a strike price of approximately $28.29 per share, also subject to adjustment. The warrants were sold in private placements pursuant to the exemptions from the registration requirements of the Securities Act afforded by Section 4(2) of the Securities Act.

Item 8.01 Other Events

On August 8, 2008, the Company issued a press release announcing that the Initial Purchaser has exercised in full its option to purchase an additional $30 million aggregate principal amount of the Notes. The press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit

Number	Description

99.1	Press Release dated August 8, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 12, 2008

PSS WORLD MEDICAL, INC.
By:	/s/ David M. Bronson
Name: David M. Bronson Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release dated August 8, 2008.